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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 4, 2000, relating to the financial statements and financial statement schedule, which appears in Cyrk, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.




                                                PRICEWATERHOUSECOOPERS LLP


Boston, Massachusetts
August 17, 2000